SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC  20549

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                                 FORM 8-K


                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES AND EXCHANGE ACT OF 1934



    Date of report (Date of earliest event reported)  November 27, 1996

                                       THE MACERICH COMPANY
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            (Exact Name of Registrant as Specified in Charter)


               Maryland               1-12504            95-4448705
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       (State or Other Jurisdiction (Commission        (IRS Employer
          of Incorporation)       File Number)      Identification No.)



          233 Wilshire Boulevard, Suite 700, Santa Monica, CA  90401
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                       (Address of Principal Executive Offices)



     Registrant's telephone number, including area code (310) 394-6911
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                                                     N/A
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       (Former Name or Former Address, if Changed Since Last Report)






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Item 2.  Acquisition or Disposition of Assets
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          On November 27, 1996, Macerich Rimrock Limited Partnership, a
majority owned subsidiary of The Macerich Company (the "Registrant") acquired Rimrock Mall, a regional mall containing approximately 583,112 square feet. Also on on November 27, 1996, The Macerich Vintage Faire Limited Partnership, a majority owned subsidiary of the Registrant, acquired Vintage Faire Mall, a super regional mall containing approximately 1,052,196 square feet. The sellers of the assets, in both cases, were subsidiaries of Ernest W. Hahn, Inc. ("Hahn").

          The aggregate purchase price for both properties, including closing costs, was approximately $118.2 million, and was determined in good faith arms length negotiations between Registrant and Hahn. In negotiating the purchase price the Registrant considered, among other factors, the malls' historical and projected cash flow, the nature and term of existing tenancies and leases, the current operating costs, the expansion availability, the physical condition of the property, and the terms and conditions of available financing. No independent appraisals were obtained by the Registrant. The purchase price consisted of assuming $88.4 million of debt, the assumption of other liabilities of $3 million, and the balance of the purchase price consisted of cash. The cash consideration was paid from the Registrant's general corporate funds. The Registrant intends to continue operating the mall as currently operated and leasing the space therein to national and local retailers.

          Earnings before interest, taxes, depreciation and amortization, for the mall for 1995 was approximately $10.9 million (excluding the effect of straight lining of rents), and for the nine months ended September 30, 1996 was approximately $8.3 million.

          The description contained herein of the transaction described above does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreements which are filed as Exhibit 2.1 and
2.2 hereto.























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Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits
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     (a)  Financial Statements of Business Acquired*
     (b)  Pro Forma Financial Information
     (c)  Exhibits
          2.1 Agreement of purchase and sale and joint instructions dated September 30, 1996 between Macerich Rimrock Limited Partnership and Billings
          Associates, a Montana Limited Partnership, as amended


            2.2  Purchase and Sale Agreement dated September 30,
          1996 between Macerich Vintage Faire Limited Partnership, a California limited partnership and Vintage Faire
            Associates, a California general partnership, as amended.































     *It is impracticable to provide the required financial statements and pro forma financial information regarding the acquisition of Rimrock Mall and Vintage Faire Mall at this time. The required financial statements and pro forma financial information will be filed under cover of Form 8-K/A as soon as possible, but not later than 60 days after the date on which this Current Report on Form 8-K must be filed.
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                                SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, State of California, on December 11, 1996.





                                   THE MACERICH COMPANY



                                   By:  /s/THOMAS O'HERN
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                                        Thomas O'Hern
                                               Senior Vice President
                                        and Chief Financial Officer





























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                               Exhibit Index
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Exhibit No.                Document                         Page
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2.1            Agreement of purchase and sale and joint
          instructions dated September 30, 1996 between Macerich Rimrock Limited Partnership and Billings
          Associates, a Montana Limited Partnership, as amended


2.2            Purchase and Sale Agreement dated September 30,
          1996 between Macerich Vintage Faire Limited Partnership, a California limited partnership and Vintage Faire
            Associates, a California general partnership, as amended.


































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